UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2015 (February 25, 2015)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2015, the Board of Directors of Arch Coal, Inc., (the “Company”) increased the size of the Board of Directors to twelve and elected, effective immediately, James A. Sabala to fill the newly-created vacancy.  Mr. Sabala will serve as a Class I director and will serve on the Board’s audit committee and finance committee.

Mr. Sabala currently serves as the Senior Vice President and Chief Financial Officer of Hecla Mining Company, a position he has held since May 2008.  He served as Senior Vice President of Hecla Mining Company from March 2008 to May 2008.  From February 2003 until March 2008, he served as the Executive Vice President-Chief Financial Officer of Coeur d’alene Mines Corporation and from 1998 to 2003 he served as Vice President-Chief Financial Officer of Stillwater Mining Company.

In accordance with the Company’s non-employee director compensation plan, Mr. Sabala will receive a new director fee equal to $60,000 and a prorated portion of the Company’s annual director compensation for the period between February 2015 and April 2015.  The annual director compensation consists of an annual retainer of $100,000 together with annual committee retainer fees equal to $15,000 for serving on the audit committee and $10,000 for serving on any other committee of the Company.  Pursuant to the Company’s deferred compensation plan, 100% of the new director fee is required to be deferred into a hypothetical investment in the Company’s common stock in order to align the interests of the Company’s directors with the long-term interests of stockholders.

Mr. Sabala will also be eligible to participate in the Company’s deferred compensation plan and other compensation arrangements for non-employee directors, and is subject to the stock ownership guidelines for non-employee directors, described under the heading “Director Compensation for the Year Ended December 31, 2013” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 14, 2014.  Mr. Sabala entered into an indemnification agreement with the Company, effected as of February 25, 2015, substantially in the form attached as Exhibit 10.40 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Item 7.01                                           Regulation FD Disclosure.

On February 26, 2015, the Company issued a press release announcing the election described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit is attached hereto and furnished herewith.

Exhibit No.	Description
99.1	Press release dated February 26, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2015	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 25, 2015.